Subsequent Event	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Event

(14) Subsequent Event

On February 7, 2020, the Company entered into an amendment of the TAP Funding Revolving Credit Facility which decreased the aggregate commitment amount from $190,000 to $155,000, reduced the advance rate from 80% to 78%, and revised certain of the covenants and restrictions.

On March 30, 2020, the Company announced that its board of directors had approved an amendment to the Company’s share repurchase program to increase from $25,000 to an aggregate of $50,000 in common shares that may be repurchased under the program (including all common shares repurchased under the program prior to this amendment), commencing on September 3, 2019 up to and including September 1, 2022 (see Note 13 “Share Repurchase Program” for further information).